EQ ADVISORS TRUST

SUPPLEMENT DATED February 12, 2008 TO THE PROSPECTUS DATED MAY 1, 2007, AS SUPPLEMENTED

This Supplement updates certain information contained in the Prospectus, dated May 1, 2007, as revised and supplemented, of EQ Advisors Trust (“Trust”), regarding certain Portfolios of the Trust. You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain a copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104.

Information Regarding

EQ/Boston Advisors Equity Income Portfolio

With respect to the Portfolio references to Timothy E. Woolston and Shekeel Dewji as members of the Institutional Portfolio manager team in the section “Who Manages the Portfolio” are deleted.

Information Regarding

EQ/Lord Abbett Growth and Income Portfolio

With respect to the Portfolio references to Sholom Dinsky as a member of the investment management team responsible for the day-to-day management of the Portfolio in the section “Who Manages the Portfolio” are deleted.

Information Regarding

EQ/Templeton Growth Portfolio

Cindy Sweeting replaces Murdo Murchison, as Portfolio Manager of the Portfolio. The third paragraph of the section “Who Manages the Portfolio” is replaced with the following:

Cindy Sweeting, President of Templeton and director of portfolio management of Templeton, has primary responsibility for the investments of the Portfolio. Ms. Sweeting has held her current position since January 2007. Prior to that time Ms. Sweeting was director of research of the Templeton Global Equity Group. Ms. Sweeting has over 25 years of experience in the investment management industry.

Information Regarding

EQ/Government Securities Portfolio

EQ/Long Term Bond Portfolio

With respect to each Portfolio references to Keith Anderson in the section “Who Manages the Portfolio” are deleted.

Information Regarding

EQ/Short Duration Bond Portfolio

Stuart Spodek replaces Keith Anderson as Portfolio Manager of the Portfolio. The second and third paragraphs in the section “Who Manages the Portfolio” are replaced with the following:

The management of and investment decisions for the EQ/Short Duration Bond Portfolio are made by Scott Amero, Todd Kopstein and Stuart Spodek.

Stuart Spodek, Managing Director since 2002 and co-head of US Fixed Income within BlackRock’s Fixed Income Portfolio Management Group, is responsible for managing fixed income portfolios, with a sector emphasis on global government bonds, derivative instruments, and implementing yield curve strategy across global portfolios. Mr. Spodek joined BlackRock in 1993 as an analyst in BlackRock’s Portfolio Management Group and became a portfolio manager in 1995.